Exhibit 99.1

Barclays Investor Presentation May 23, 2013 CIRRUS LOGIC

2 Safe Harbor Statement Except for historical information contained herein, the matters set forth in this presentation contain forward-looking statements, including industry market projections; forecasted revenue, gross margin, and R&D and SG&A expenses; and long-term outlook for gross margin and operating profit. These forward-looking statements are based on our current expectations, estimates and assumptions and are subject to certain risks and uncertainties that could cause actual results to differ materially from our current expectations, estimates and assumptions and the forward-looking statements made in this presentation. These risks and uncertainties include, but are not limited to, the risk factors listed in our Form 10-K for the year ended March 31, 2012, and in other filings with the Securities and Exchange Commission. The foregoing information concerning our business outlook represents our outlook as of the date of this presentation, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

3 Cirrus At a Glance Profile Founded 1984 Listed on NASDAQ: CRUS Headquartered in Austin, TX  Fabless  Products Audio: Portable, Home Entertainment, Automotive  Energy: LED Lighting, Power Meters, Industrial, Measurement Core Competencies Analog & Digital Signal Processing  Engineering Execution Supply Chain Management Extensive IP Portfolio (Over 1,100 Issued/Pending Patents)

4 Compelling Business Strategy Leverage Best in Class IP Leader in Analog & Mixed Signal Technology Target Fast Growing Markets Expand with More Content, More Boxes Engage Tier-One Market Leaders Develop Meaningful Engineering Relationships

5 Focus on Tier One Customers Over 2,500 customers worldwide Largest customer represented 85% of revenue in Q4 FY13 Majority of products sold direct to customers, <10% via distribution

6 “Best Places to Work” 2011 & 2012  Unique Corporate Culture Community Support Work Hard, Play Hard

Audio 7

8 Global smartphone market maturing: Ultra high volume Very competitive market Additional features driving TAM expansion Voice enhancing features Audio amps Multi microphone beamforming Portable audio opportunity continuing to grow long term Portable Audio Source: iSuppli and Company estimates Global Smartphone Market 35% 28% 20% 15% 13% 1.3B Units 650M Units 2012 2013 2014 2015 2016 % Unit Growth Unit Shipments

9 Portable: Audio & Voice Experience Driving Innovation Ultra Low Power DSP Enabling new and innovative features Boosted Speaker Amplifiers Delivering louder sound with micro speakers without reducing the quality Adaptive Noise Canceling Better voice quality – you can hear them better in a loud environment High Fidelity Higher quality audio reproduction without sacrificing ultra low power consumption

10 Other Audio: Established Base Business Home Entertainment Automotive Strong Customer Base (Sony, Harman, Bose, Ford, LG) Comprehensive Product Portfolio (ADC, DAC, CODEC, DSP, Interface, Amps) High Dollar Content (Up to $13 per box) Professional

11 Cirrus Logic Advantage in Audio Strong IP Portfolio Tier-One Customers Fast Growing Markets Engineering Execution

Energy 12

LED Lighting: An Emerging Market

Where We Are Today:

- Targeting retrofit LED lighting market
- Shipping in two tier-one OEMs in US & Europe
- Adoption accelerating in CY2013, expanding into additional SKUs and customers

Where We Are Going:

- Retrofit LED market to represent 19% of total global lighting units in 2016, up from 1% in 2011



1.9Bu
50% CAGR
940Mu
248Mu
2012
2014
2016

Retrofit LED Lighting TAM

Source: Datapoint Research 2013 LED retrofit lamps

13

CIRRUS LOGIC®

14 LED is the Future of Lighting Cirrus Logic Advantage Tested on over 200 dimmers: 98% compatible Better dimmer compatibility: less flicker, good dimming range Enables warm, natural light quality across the dimming curve similar to an incandescent bulb Programmable platform Extensive IP portfolio Smaller Footprint Reducing the cost delta of dimming vs. non-dimming Expanding Market Flexible programmable platform for other markets: MR16’s, commercial and tubes “Intelligent” LED Controller Digital controller in the bulb recognizes type of dimmer

Financials 15

16 Q4 FY13 Key Balance Sheet Items $237M, up $89M from the prior quarter Cash flow from operations $130M No debt $200M repurchase announced Nov 20th Repurchased ~1.5M shares of common stock in Q4 at an average price of $26.09 ~$114M remaining $81.6M deferred tax asset remaining Q4 ending inventory $119.3M Cash Buyback Taxes Inventory

June Guidance(Q1)* Revenue: $150-$170M Gross Margin: 50-52% R&D and SG&A: $51-$55M (incl. $6M in stock comp) *Forecast as of May 23, 2013 **Midpoint of guidance as of May 23, 2013 ***GAAP to non-GAAP reconciliations available on slide 20 and at www.cirrus.com Financial Outlook Revenue 17 EPS GAAP Non-GAAP*** Q4/FY12 Q1/FY13 Q2/FY13 Q3/FY13 Q4/FY13 Q1/FY14 $111 $99 $194 $310 $207 $160** Q4/FY12 Q1/FY13 Q2/FY13 Q3/FY13 Q4/FY13 $0.75 $0.36 $0.10 $0.22 $0.51 $0.79 $0.99 $1.64 $0.39 $0.59 *Estimates as of May 23, 2013

*Estimates as of May 23, 2013 Business Model Long term goal: 20% operating profit 15% average year over year revenue growth Increased pricing pressures in the smartphone market Gross margins expected to be in the mid-40’s
Revenue for fiscal year likely impacted by expected decline in ASPs 18

$- $100 $200 $300 $400 $500 $600 $700 $800 $900 FY2009 FY2010 FY2011 FY2012 FY2013 2% 11% 23% 19% 25% 8% 13% 24% 22% 28% 0% 5% 10% 15% 20% 25% 30% FY2009 FY2010 FY2011 FY2012 FY2013 GAAP
Non-GAAP* Strong Financial Performance 19 *GAAP to non-GAAP reconciliations available on slide 21 and at www.cirrus.com Operating Profit 36% CAGR Revenue (M)

20 GAAP to Non-GAAP Reconciliation

21 GAAP to Non-GAAP Reconciliation

CIRRUS LOGIC 22